Exhibit 99.1

Naked Brand Group Inc. Regains Compliance With Nasdaq Listing Requirement

NEW YORK, March 20, 2017 --(BUSINESS WIRE)-- Naked Brand Group Inc. (NASDAQ:NAKD) (“Naked”), an innovative fashion and lifestyle brand, today announced that on March 17, 2017, Naked received written notice from Nasdaq informing the company that Nasdaq has determined that the company regained compliance with Nasdaq listing rules requiring Naked to maintain a minimum of $2,500,000 in stockholders’ equity. If Naked fails to evidence compliance with the minimum stockholders’ equity requirement upon filing its next periodic report, Naked’s common stock may be subject to delisting from the Nasdaq Capital Market.

As previously disclosed in Naked’s filings with the SEC, Naked received a letter from Nasdaq in September 2016 informing the company that it was not in compliance with the minimum stockholders’ equity requirement at that time. In November 2016, Naked submitted a plan to regain compliance with this requirement and was granted an extension until March 22, 2017 to evidence compliance therewith.

As previously disclosed in Naked’s filings with the SEC, the Company recently completed several transactions which enabled it to regain compliance with the minimum stockholders’ equity requirement.

About Naked Brand Group Inc.:

Naked was founded on one basic desire--to create a new standard for how products worn close to the skin fit, feel, and function. Naked's women's and men's collections are available at www.wearnaked.com, and Naked has a growing retail footprint for its innovative and luxurious innerwear products in some of the leading online and department stores in North America including Nordstrom, Bloomingdale's, Dillard's, Soma, Saks Fifth Avenue, Amazon.com, BareNecessities.com, and more. In 2014, renowned designer and sleepwear pioneer Carole Hochman joined Naked as Chief Executive Officer, Chief Creative Officer, and Chairwoman with the goal of growing Naked into a global lifestyle brand. In June 2015, Naked announced a strategic partnership with NBA Miami HEAT (now Chicago Bulls) star Dwyane Wade. The 3-time NBA Champion, 11-time All Star, and Olympic Gold Medalist joined Naked's Advisory Board, and is the Creative Director for a signature collection of men's innerwear which launched in 2016. Naked is headquartered in New York City and plans to expand in the future into other apparel and product categories that can exemplify the mission of the brand, such as activewear, swimwear, sportswear and more. http://www.nakedbrands.com/

Additional Information and Where to Find It

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication does not constitute the solicitation of any vote or approval. On March 9, 2017, Naked entered into Amendment No. 2 to the Letter of Intent, dated December 19, 2016, as amended February 10, 2017, entered into by Naked and Bendon Limited (“Bendon”) in connection with a proposed business combination (the “Business Combination”). As set forth in the amendment to the Letter of Intent, it is contemplated that Naked will merge with and into a subsidiary of a newly formed Australian holding company (“NewCo”) which will be the ultimate parent company of Bendon and Naked. The proposed Business Combination will be submitted to the stockholders of Naked for their consideration. In connection therewith, the NewCo, Bendon and Naked intend to file relevant materials with the Securities and Exchange Commission (“SEC”), including a Registration Statement on Form F-4 to be filed by NewCo that will include a proxy statement of Naked that also constitutes a prospectus of NewCo, and a definitive proxy statement/prospectus (when they become available) will be sent to Naked stockholders. Such documents are not currently available. Before making any voting or investment decision with respect to the Business Combination, investors and security holders of Naked are urged to read the definitive proxy statement/prospectus and the other relevant materials filed or to be filed with the SEC carefully and in their entirety when they become available because they will contain important information about NewCo, Naked, Bendon and the proposed Business Combination. The definitive proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by NewCo or Naked with the SEC, may be obtained free of charge at the SEC web site at www.sec.gov. In addition, investors and security holders of Naked may obtain free copies of the documents filed with the SEC by Naked by directing a written request to: Naked Brand Group Inc., 95 Madison Avenue, 10th Floor, New York, New York 10016, Attention: Investor Relations.

Participants in the Solicitation

Naked and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Naked in connection with the proposed Business Combination. Information regarding the participants in the proxy solicitation of the stockholders of Naked and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement/prospectus regarding the proposed Business Combination and other relevant materials to be filed with the SEC by Naked when they become available. Additional information regarding the directors and executive officers of Naked is also included in Naked’s Annual Report on Form 10-K for the year ended January 31, 2016 and the proxy statement for Naked’s 2016 Annual Meeting of Stockholders. These documents are available free of charge at the SEC’s web site (www.sec.gov) and from Investor Relations at Naked at the address described above.

Forward-Looking Statements

Certain statements either contained in this communication, other than purely historical information, including estimates, projections and statements relating to Naked’s or Bendon’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in or incorporated by reference into this Current Report regarding strategy, future operations, future transactions, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. Examples of such statements include, but are not limited to, statements: the structure, timing and completion of the proposed Business Combination, the transactions contemplated thereby or any other actions to be taken in connection therewith; Naked’s continued listing on the NASDAQ Capital Market until closing of the proposed Business Combination; Naked’s continued compliance with the minimum shareholders’ equity requirements at the time of Naked’s next periodic report; NewCo’s anticipated listing on the NASDAQ Capital Market in connection with the closing of the proposed Business Combination; expectations regarding the capitalization, resources and ownership structure of the combined company; the adequacy of the combined company’s capital to support its future operations; Naked’s and Bendon’s plans, objectives, expectations and intentions; the nature, strategy and focus of the combined company; the executive and board structure of the combined company; and expectations regarding voting by Naked’s stockholders. Naked and/or Bendon may not actually achieve the plans, carry out the intentions or meet the expectations disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, risks and uncertainties associated with stockholder approval of and the ability to consummate the proposed Business Combination through the process being conducted by Naked, NewCo and Bendon, the ability of Naked, NewCo and Bendon to enter into a definitive agreement and consummate such transaction, the risk that one or more of the conditions to closing of the Business Combination may not be satisfied, including, without limitation, the effectiveness of the registration statement to be filed with the SEC or the listing of NewCo’s ordinary shares on the NASDAQ Capital Market, the lack of a public market for ordinary shares of NewCo and the possibility that a market for such shares may not develop, the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient resources of the combined company to meet its business objectives and operational requirements, the ability to realize the expected synergies or savings from the proposed Business Combination in the amounts or in the timeframe anticipated, the risk that competing offers or acquisition proposals will be made, the ability to integrate Naked’s and Bendon’s businesses in a timely and cost-efficient manner, the inherent uncertainty associated with financial projections, and the potential impact of the announcement or closing of the proposed Business Combination on customer, supplier, employee and other relationships. Naked disclaims any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made.

ICR
Naked Brand Group
Alecia Pulman/Brittany Fraser, 203-682-8200
NakedBrandsPR@icrinc.com
or
Investor Relations:
Jean Fontana/Megan Crudele, 646-277-1200
Jean.fontana@icrinc.com